Record and Return to:
LAIRD AND ASSOCIATES, P.C.
834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
[illegible] TIMBER WOLF TRAIL

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: 04501
PAGE: 00329
RECORDING FEES: $12.00
PARTICIPANT ID: 1904751361,7067927936
CLERK: Debbie L. Brooks
Spalding County, GA

QUITCLAIM DEED TO RELEASE

PARCEL ID:233D01056

STATE OF **GEORGIA**
COUNTY OF Fulton

THIS INDENTURE, Made the **28th day of October, 2019**, between DELLA **ASKEW**, of the County of SPALDING, State of GEORGIA, as party or parties of the first part, hereinafter called Grantor, and **YOVEL PROPERTIES A, LLC**, as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID:233D01056

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

THIS DEED IS GIVEN FOR THE PURPOSE OF RELEASING THE WITHIN DESCRIBED PROPERTY FROM THAT CERTAIN SECURITY DEED BETWEEN THE PARTIES DATED 6/22/17, RECORDED IN DEED BOOK 4184, PAGE 180, SPALDING, GEORGIA, RECORDS.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

By: _______________ [SEAL]
DELLA ASKEW

____
Unofficial Witness

____
Notary Public
My commission expires: June 4 2023

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
[illegible] TIMBER WOLF TRAIL

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: 04501
PAGE: 00330
RECORDING FEES: $12.00
PARTICIPANT ID: 1904751361,7067927
CLERK: Debbie L. Brooks
Spalding County, GA

QUITCLAIM DEED TO RELEASE

STATE OF GA [illegible]
COUNTY OF Fulton

PARCEL ID: 233D01056

THIS INDENTURE, Made the **28th day of October, 2019**, between **RICHARD NAIMER**, of the County of ~~Spalding~~ Fulton State of Georgia, as party or parties of the first part, hereinafter called Grantor, and **YOVEL PROPERTIES A, LLC**, as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID:233D01056

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

THIS DEED IS GIVEN FOR THE PURPOSE OF RELEASING THE WITHIN DESCRIBED PROPERTY FROM THAT CERTAIN SECURITY DEED BETWEEN THE PARTIES DATED 6/22/17, RECORDED IN DEED BOOK 4184, PAGE 186, SPALDING, GEORGIA, RECORDS.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

By: _______________ [SEAL]
RICHARD NAIMER

____
Unofficial Witness

____
Notary Public
My commission expires:

Yehuda Jason Laufer
Notary Public
State of New Jersey
I.D. # 2298997
Commission Expires April 9, 2023

NOTARIZED
OCT 31 2019
Yehuda Jason Laufer
I.D. No. 2298997

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: 04501
PAGE: 00330
RECORDING FEES: $12.00
PARTICIPANT ID: 1904751361,7067927
CLERK: Debbie L. Brooks
Spalding County, GA

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
2019-53560/271 TIMBER WOLF TRAIL

QUITCLAIM DEED TO RELEASE

STATE OF GA Fulton
COUNTY OF FULTON

PARCEL ID: 233D01056

THIS INDENTURE, Made the **28th day of October, 2019**, between **RICHARD NAIMER**, of the County of ~~Spalding~~ Fulton State of Georgia, as party or parties of the first part, hereinafter called Grantor, and **YOVEL PROPERTIES A, LLC**, as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID:233D01056

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

THIS DEED IS GIVEN FOR THE PURPOSE OF RELEASING THE WITHIN DESCRIBED PROPERTY FROM THAT CERTAIN SECURITY DEED BETWEEN THE PARTIES DATED 6/22/17, RECORDED IN DEED BOOK 4184, PAGE 186, SPALDING, GEORGIA, RECORDS.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

By: _____________ (SEAL)
RICHARD NAIMER

____
Unofficial Witness

____
Notary Public Yehuda Jason Laufer
My commission expires: Notary Public
State of New Jersey
I.D. # 2298997
Commission Expires April 9, 2023

JASON LAUFER

NOTARIZED
OCT 31 2019
Yehuda Jason Laufer
I.D. No. 2298997

---

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: 04501
PAGE: 00331
RECORDING FEES: $10.00
TRANSFER TAX: $112.70
PARTICIPANT ID: 1904751361,706792793
CLERK: Debbie L. Brooks
Spalding County, GA
PT61: 126-2019-3217

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
2019-53560/LANDA PROPERTIES, LLC

LIMITED WARRANTY DEED

STATE OF GEORGIA
COUNTY OF FULTON

THIS INDENTURE, Made the **18th day of November, 2019**, between

YOVEL PROPERTIES A, LLC, A GEORGIA LIMITED LIABILITY COMPANY

of the County of SPALDING, State of Georgia, as party or parties of the first part, hereinafter called Grantor, and

LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID:[illegible]

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

SUBJECT to restrictive covenants and general utility easements of record.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons owning, holding or claiming by, through or under the said Grantor.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

____
Unofficial Witness

____
Notary Public
My Commission Expires: 9-13-21

YOVEL PROPERTIES A, LLC
BY: _____________ [SEAL]
BRIAN GLICK, MEMBER/MANAGER

_____________ [SEAL]

SHELLEY COLE
NOTARY PUBLIC
FULTON COUNTY, GEORGIA

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
[illegible] INMAN VILLAGE PKWY SUITE [illegible]
ATLANTA, GA [illegible]
[illegible] TIMBER WOLF TRAIL

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: 04501
PAGE: 00329
RECORDING FEES: $12.00
PARTICIPANT ID: 1904751361,7067927936
CLERK: Debbie L. Brooks
Spalding County, GA

QUITCLAIM DEED TO RELEASE

PARCEL ID:233D01056

STATE OF **GEORGIA**
COUNTY OF Fulton

THIS INDENTURE, Made the **28th day of October, 2019**, between **DELLA ASKEW,** of the County of SPALDING, State of GEORGIA, as party or parties of the first part, hereinafter called Grantor, and **YOVEL PROPERTIES A, LLC,** as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee.

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID:233D01056

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

THIS DEED IS GIVEN FOR THE PURPOSE OF RELEASING THE WITHIN DESCRIBED PROPERTY FROM THAT CERTAIN SECURITY DEED BETWEEN THE PARTIES DATED 6/22/17, RECORDED IN DEED BOOK 4184, PAGE 180, SPALDING, GEORGIA, RECORDS.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

By: Della Askew [SEAL]
DELLA ASKEW

Unofficial Witness

Notary Public
My commission expires June 4 2023

(Notary seal: BROOKE A. SMITH, NOTARY PUBLIC, GEORGIA, SPALDING COUNTY, GA)

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
434 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
2019-3208F/271 TIMBER WOLF TRAIL

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: 04501
PAGE: 00330
RECORDING FEES: $12.00
PARTICIPANT ID: 1904751361,7067927
CLERK: Debbie L. Brooks
Spalding County, GA

QUITCLAIM DEED TO RELEASE

STATE OF GA Fulton
COUNTY OF FULTON

PARCEL ID: 233D01056

THIS INDENTURE, Made the **28th day of October, 2019**, between **RICHARD NAIMER,** of the County of ~~[illegible]~~ Fulton State of Georgia, as party or parties of the first part, hereinafter called Grantor, and **YOVEL PROPERTIES A, LLC,** as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of those presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee.

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID:233D01056

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

THIS DEED IS GIVEN FOR THE PURPOSE OF RELEASING THE WITHIN DESCRIBED PROPERTY FROM THAT CERTAIN SECURITY DEED BETWEEN THE PARTIES DATED 6/22/17, RECORDED IN DEED BOOK 4184, PAGE 186, SPALDING, GEORGIA, RECORDS.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

By: [SEAL]
RICHARD NAIMER

Unofficial Witness

Notary Public Yehuda Jason Laufer
My commission expires Notary Public
State of New Jersey
I.D. # 2298997
Commission Expires April 9, 2023

NOTARIZED
OCT 31 2019
Yehuda Jason Laufer
I.D. No. 2298997

Record and Return to:
LAIRD AND ASSOCIATES, P.C.
834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307
2019-5358F/LANDA PROPERTIES, LLC

eFiled & eRecorded
DATE: 12/16/2019
TIME: 8:00 AM
DEED BOOK: 04501
PAGE: 00331
RECORDING FEES: $10.00
TRANSFER TAX: $112.70
PARTICIPANT ID: 1904751361,706792793
CLERK: Debbie L. Brooks
Spalding County, GA
PT61: 126-2019-3217

LIMITED WARRANTY DEED

STATE OF GEORGIA
COUNTY OF FULTON

THIS INDENTURE, Made the **10th day of November, 2019**, between

YOVEL PROPERTIES A, LLC, A GEORGIA LIMITED LIABILITY COMPANY

of the County of SPALDING, State of Georgia, as party or parties of the first part, hereinafter called Grantor, and

LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

WITNESSETH that: Grantor for and in consideration of the sum of TEN AND 00/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 50, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL [illegible]

SUBJECT TO ANY RIGHT-OF-WAY DEEDS OR OTHER EASEMENTS OF RECORD.

SUBJECT to restrictive covenants and general utility easements of record.

TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons owning, holding or claiming by, through or under the said Grantor.

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in presence of:

Unofficial Witness

Notary Public
My Commission Expires: [illegible] 21

SHELLEY COLE
NOTARY PUBLIC
FULTON COUNTY, GEORGIA

YOVEL PROPERTIES A, LLC
BY: _______ [SEAL]
BRIAN GLICK, MEMBER/MANAGER

_______ [SEAL]

OMB Approval No. 2502-0265

A. Settlement Statement (HUD-1)

B. Type of Loan

1. ☐ FHA 2. ☐ RHS 3. ☐ Conv. Unins. 4. ☐ VA 5. ☐ Conv. Ins.	6. File Number: 2019-5358F	7. Loan Number:	8. Mortgage Insurance Case Number:

C. Note: *This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes and are not included in the totals.*

D. Name and Address of Buyer: LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LLC 6 STEPHENSON AVENUE SAVANNAH, GA 31405	E. Name and Address of Seller: YOVEL PROPERTIES A, LLC 834 INMAN VILLAGE PARKWAY NE, SUITE 130 ATLANTA, GA 30307	F. Name and Address of Lender:
G. Property Location: 271 TIMBER WOLF TRAIL GRIFFIN, GA 30224 SPALDING County, Georgia	H. Settlement Agent: LAIRD AND ASSOCIATES, P.C. 834 INMAN VILLAGE PKWY SUITE 130 ATLANTA, GA 30307 Ph. (404)665-9499 Place of Settlement: 834 INMAN VILLAGE PKWY SUITE 130 ATLANTA, GA 30307	I. Settlement Date: November 18, 2019

J. Summary of Buyer's transaction	
100. Gross Amount Due from Buyer	
101. Contract sales price	112,657.00
102. Personal property	
103. Settlement Charges to Buyer (Line 1400)	1,291.70
104.	
105.	
Adjustments for items paid by Seller in advance	
106. City/Town Taxes to	
107. County Taxes 11/19/19 to 01/01/20	103.84
108. Assessments to	
109. 2019 HOA DUES 11/19/19 to 01/01/20	39.47
110.	
111.	
112.	
120. Gross Amount Due from Buyer	114,092.01
200. Amounts Paid by or in Behalf of Buyer	
201. Deposit or earnest money	
202. Principal amount of new loan(s)	
203. Existing loan(s) taken subject to	
204.	
205.	
206.	
207.	
208.	
209.	
Adjustments for items unpaid by Seller	
210. City/Town Taxes to	
211. County Taxes to	
212. Assessments to	
213. NOVEMBER RENT 11/18/19 to 12/01/19	379.17
214.	
215.	
216.	
217.	
218.	
219.	
220. Total Paid by/for Buyer	379.17
300. Cash at Settlement from/to Buyer	
301. Gross amount due from Buyer (line 120)	114,092.01
302. Less amount paid by/for Buyer (line 220)	(379.17)
303. Cash ☒ From ☐ To Buyer	113,712.84

K. Summary of Seller's transaction	
400. Gross Amount Due to Seller	
401. Contract sales price	112,657.00
402. Personal property	
403.	
404.	
405.	
Adjustments for items paid by Seller in advance	
406. City/Town Taxes to	
407. County Taxes to	
408. Assessments to	
409. 2019 HOA DUES 11/19/19 to 01/01/20	39.47
410.	
411.	
412.	
420. Gross Amount Due to Seller	112,696.47
500. Reductions in Amount Due Seller	
501. Excess deposit (see instructions)	
502. Settlement charges to Seller (Line 1400)	34.00
503. Existing loan(s) taken subject to	
504. Payoff First Mortgage to DELLA ASKEW	40,000.00
505. Payoff Second Mortgage	
506.	
507.	
508.	
509.	
Adjustments for items unpaid by Seller	
510. City/Town Taxes to	
511. County Taxes 01/01/19 to 11/19/19	777.58
512. Assessments to	
513. NOVEMBER RENT 11/18/19 to 12/01/19	379.17
514.	
515.	
516.	
517.	
518. WIRE/OVERNIGHT PAYOFF to LAIRD AND ASSOCIATES, I	30.00
519. WIRE PROCEEDS: L&A	20.00
520. Total Reduction Amount Due Seller	41,240.75
600. Cash at settlement to/from Seller	
601. Gross amount due to Seller (line 420)	112,696.47
602. Less reductions due Seller (line 520)	(41,240.75)
603. Cash ☒ To ☐ From Seller	71,455.72

"Paid outside of closing by borrower(B), seller(S), lender(L), or third party(T)

L. Settlement Charges

	Paid From Buyer's Funds at Settlement	Paid From Seller's Funds at Settlement
700. Total Real Estate Broker Fees		
Division of commission (line 700) as follows:		
701. $ to		
702. $ to		
703. Commission paid at settlement		
704.		
800. Items Payable in Connection with Loan		
801. Our origination charge $ (from GFE #1)		
802. Your credit or charge (points) for the specific interest rate chosen $ (from GFE #2)		
803. Your adjusted origination charges (from GFE #A)	0.00	
804. Appraisal fee to (from GFE #3)		
805. Credit Report to (from GFE #3)		
806. Tax service to (from GFE #3)		
807. Flood certification to (from GFE #3)		
808. (from GFE #3)		
809. (from GFE #3)		
810. (from GFE #3)		
811. (from GFE #3)		
900. Items Required by Lender to Be Paid in Advance		
901. Daily interest charges from to @ $/day (from GFE #10)		
902. MIP Tot Ins. for Life of Loan months to (from GFE #3)		
903. Homeowner's insurance for years to (from GFE #11)		
904. (from GFE #11)		
905. (from GFE #11)		
1000. Reserves Deposited with Lender		
1001. Initial deposit for your escrow account (from GFE #9)		
1002. Homeowner's insurance months @ $ per month $		
1003. Mortgage insurance months @ $ per month $		
1004. Property taxes $		
1005. $		
1006. months @ $ per month $		
1007. months @ $ per month $		
1008. $		
1009. $		
1100. Title Charges		
1101. Title Services and Lender's Title Insurance (from GFE #4)	664.00	
1102. Settlement or closing fee $		
1103. Owner's title insurance to INVESTORS TITLE (from GFE #5)	500.00	
1104. Lender's title insurance to INVESTORS TITLE $		
1105. Lender's title policy limit $		
1106. Owner's title policy limit $ 112,857.00		
1107. Agent's portion of the total title insurance premium to LAIRD AND ASSOCIATES P.C. $ 380.00		
1108. Underwriter's portion of the total title insurance premium to INVESTORS TITLE $ 150.00		
1109. $		
1110. $		
1111. $		
1112. $		
1113. $		
1200. Government Recording and Transfer Charges		
1201. Government recording charges to CLERK OF SUPERIOR COURT (from GFE #7)	15.00	
1202. Deed $ 15.00 Mortgage $ Releases $ 34.00 Other $		34.00
1203. Transfer taxes to CLERK OF SUPERIOR COURT (from GFE #8)	112.70	
1204. City/County tax/stamps $ $		
1205. State tax/stamps $ 112.70 $		
1206.		
1207.		
1300. Additional Settlement Charges		
1301. Required services that you can shop for (from GFE #6)		
1302. $		
1303. $		
1304. $		
1305. $		
1400. Total Settlement Charges (enter on lines 103, Section J and 502, Section K)	1,291.70	34.00

* Paid outside of closing by borrower(B), seller(S), lender(L), or third party(T)

Certified to be a true copy.

HUD-1 Attachment

Buyer (s): LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LLC
8 STEPHENSON AVENUE
SAVANNAH, GA 31405

Seller(s): YOVEL PROPERTIES A, LLC
834 INMAN VILLAGE PARKWAY NE, SUITE
ATLANTA, GA 30307

Settlement Agent: LAIRD AND ASSOCIATES, P.C.
(404)685-9499

Place of Settlement: 834 INMAN VILLAGE PKWY SUITE 130
ATLANTA, GA 30307

Settlement Date: November 18, 2019

Property Location: 271 TIMBER WOLF TRAIL
GRIFFIN, GA 30294
SPALDING County, Georgia

Additional Adjustments For Items Paid By Seller In Advance (Buyer Debit)

Description	Amount	From/Through	Prorated Amount
2019 HOA DUES	335.00	01/01/19 through 12/31/19	39.47
		Total Line 109/409	39.47

Adjustments For Items Unpaid By Seller (Seller Debit)

Description	Amount	From/Through	Prorated Amount
NOVEMBER RENT	875.00	11/01/19 through 11/30/19	379.17
		Total Line 213/513	379.17

Seller Loan Payoff Details

Payoff First Mortgage **to DELLA ASKEW**

Loan Payoff	40,000.00	As of 11/01/19	
Total Additional Interest		17 days @	Per Diem
Total Loan Payoff	**40,000.00**		

Title Services and Lender's Title Insurance Details

	BORROWER	SELLER
Title Exam to K & J TITLE WORKS	249.00	
Tax Search to SEXTONS	15.00	
Attorney Fee to LAIRD AND ASSOCIATES, P.C.	400.00	
Total	$ 664.00	$ 0.00

Owner's Title Insurance

	BORROWER	SELLER
Owner's Policy Premium to INVESTORS TITLE	500.00	
Total	$ 500.00	$ 0.00

WARNING: It is a crime to knowingly make false statements to the United States on this or any similar form. Penalties upon conviction can include a fine and imprisonment. For details see: Title 18 U.S. Code Section 1001 and Section 1010.

ADDENDUM TO HUD

The undersigned have each received, reviewed, and approved the attached Settlement Statement, (Hud 1) and to the best of their knowledge, it is a true and accurate statement of all receipts and disbursements that should be made on their account in this transaction.

The parties for whom payoffs are being made, warrant the correctness of these amounts, and if a deficiency occurs, will promptly remit deficient sums to the firm of LAIRD AND ASSOCIATES, P.C. The extent of loss to the firm for payoffs that are requested to be expressed or hand delivered for next day delivery, or that are wired for same day receipt, shall be the return of the charge to that party for that service. Seller further acknowledges receipt and payment in full of the proceeds due from the settlement LAIRD AND ASSOCIATES, P.C. is not responsible for late fees on payoffs that are not secured by the property that LAIRD AND ASSOCIATES, P.C. is closing.

If the proration of taxes and association assessments are made based on estimated amounts prior to receipt of current actual bills, the parties agree to adjust the prorations between themselves when current actual bills are received. The payment of all outstanding taxes and assessments, including homeowners association dues and water bills not paid at settlement, remain the responsibility of the Seller. However, if this sale involves a Relocation Company, then there shall be no further proration or payment of outstanding taxes and assessments, water bills or homeowners association Dues. With regard to proration of homeowners dues, this law firm has relied on information given by the parties to this transaction and makes no warranty to same. Further, this law firm is not responsible for loss occasioned by parties as a result of revisions or changes in the county's tax digest. Seller and purchaser acknowledge that the subject property may be subject to re-assessment for property taxes by local government and the owner's policy of title insurance, if requested to be issued, shall not provide insurance coverage for any additional taxes, interest and/or penalties for prior tax years by virtue of adjustment, re-appraisal, re-assessment, appeal or other amendment to the tax records of the local government in which the subject property is located.

In addition, the parties agree that should any inadvertent errors or omissions later be discovered in any documents executed at settlement or funds received or paid out, they shall promptly execute such corrective documents and/or remit such sums to LAIRD AND ASSOCIATES, P.C., as may be required to adjust or correct such errors or omissions. Due to the lack of current records of the local courthouses, this firm cannot be responsible for loss occasioned by a title matter that would have been avoided by current record keeping.

If the contract between the parties contains language as to survival of its terms, then the terms and conditions of the contract between the parties not fulfilled prior to closing shall survive the execution and delivery of the warranty deed. Contracts involving Relocation Corporations shall not survive the delivery of the warranty deed. It is the responsibility of the purchaser/borrower to determine that all home warranties and hazard insurance that the firm is making payment for on their behalf is in place after the closing. The firms duty as a disburser is to remit payment and not to insure that payment has been made.

Certain charges on the Settlement Statement from line 1100 to 1308 are charges that are estimated and may exceed the actual amount for these charges. The undersigned hereby acknowledges same and acknowledges that fees in excess of actual amounts shall be upon notice by the parties moved to line 1113 as a post closing fee and waives any refund of said excess charges.

If this transaction involves the closings of a loan secured by real property of the Borrower/Purchaser, the law firm of LAIRD AND ASSOCIATES, P.C maintains an attorney-client relationship with the Lender and has advised the parties to seek independent legal counsel should they desire legal representation. The disbursement of funds and the honoring of escrow checks by this law firm is contingent upon the accuracy of the Settlement Statement, and upon receipt of negotiable funds from the parties involved in this transaction and the financial lending institution, if applicable. Use of the firm's negotiable instruments as third party checks is not the risk of LAIRD AND ASSOCIATES, P.C.

YOVEL PROPERTIES A, LLC

BY:____________________________
BRIAN GLICK, MANAGER/MEMBER

____

LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY:____________________________

____

The HUD-1 Settlement Statement which I have prepared is a true and accurate account of this transaction. I have no actual knowledge that the source of borrowers funds is other than from the borrower. I have caused funds to be disbursed in accordance with this statement.

____
Settlement Agent - **LAIRD AND ASSOCIATES, P.C.**

GOVERNMENT INSURED OR GUARANTEED LOANS WARNING: It is a crime to knowingly make false statements to the United States Government on this or any other similar forms. Penalties upon conviction can include a fine and imprisonment. For details see Title 18 U.S. Code Section 1001 and Section 1010.

THIS IS IMPORTANT TAX INFORMATION AND IS BEING FURNISHED TO THE INTERNAL REVENUE SERVICE. IF YOU ARE REQUIRED TO FILE A RETURN, A NEGLIGENCE PENALTY OR OTHER SANCTION WILL BE IMPOSED ON YOU IF THIS ITEM IS REQUIRED TO BE REPORTED AND THE IRS DETERMINES THAT IT HAS NOT BEEN REPORTED.

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is made this 18TH day of NOVEMBER, 2019 (the "Effective Date"), by and between YOVEL PROPERTIES A, LLC a Georgia limited liability company ("Assignor"), and LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, a Delaware limited liability company ("Assignee").

WITNESSETH

A. Assignor and Assignee predecessor in interest, entered into that certain Real Estate Purchase and Sale Agreement dated as of SEPTEMBER 19, 2019 (as amended from time to time, the "Agreement") with respect to the sale of the real property described on Exhibit A attached hereto (the "Property").

B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to the "Leases" and "Security Deposits" (as those terms are defined in the Agreement) identified on Exhibit B attached hereto and incorporated herein (collectively, the "Leases").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date all of Assignor's right, title and interest in and to the Leases.

1. Assignee hereby accepts such Assignment and agrees to be bound by all of the terms and provisions of the Leases, and assumes any and all liabilities and agrees to perform, pay and discharge in full when due all of Assignor's liabilities and obligations associated with, or related to the performance by Assignor of any of the terms, covenants and conditions imposed upon Assignor under the Leases, solely to the extent arising from and after the Effective Date.

2. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignor during Assignor's period of ownership of the Property.

3. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all claims, demands, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising as a result of any act or omission of Assignee during Assignee's period of ownership of the Property.

4. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

5. This Assignment is made without warranty or representation by the Assignor, except as otherwise set forth in the Agreement.

6. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

7. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, together, shall constitute one and the same agreement.

[This Space Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

YOVEL PROPERTIES A, LLC,
a GEORGIA limited liability company

By: ______________________
Name: BRIAN GLICK
Title: MEMBER/MANAGER

ASSIGNEE:

LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC,
a Delaware limited liability company

By: ______________________
Name: ______________________
Title: ______________________

EXHIBIT A

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID:233D01056

EXHIBIT B

Lease for Residential Property dated as of August 1, 2018 by and between Yovel Properties A, LLC, as landlord, and Kevin Yarbrough, as tenant, with respect to the property known as 271 Timber Wolf Trail, Griffin, GA.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ITIC Policy #: OPG1782019800024

Agent File #: 2019-5358F

OWNER'S POLICY OF TITLE INSURANCE

Any notice of claim and any other notice or statement in writing required to be given to the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.

COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, INVESTORS TITLE INSURANCE COMPANY, a North Carolina corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.
2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from
   (a) A defect in the Title caused by
   (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;
   (ii) failure of any person or Entity to have authorized a transfer or conveyance;
   (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;
   (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;
   (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;
   (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or
   (vii) a defective judicial or administrative proceeding.
   (b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.
   (c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.
3. Unmarketable Title.
4. No right of access to and from the Land.
5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (a) the occupancy, use, or enjoyment of the Land;
   (b) the character, dimensions, or location of any improvement erected on the Land;
   (c) the subdivision of land; or
   (d) environmental protection

   if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

(continued on next page)

IN WITNESS WHEREOF, Investors Title Insurance Company has caused this Policy to be signed and sealed, to be valid when Schedule A is countersigned by an authorized officer or agent of the Company.

AMERICAN LAND TITLE ASSOCIATION

The use of this form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

[signature]
President

Attest:

[signature]
Secretary

6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.
7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.
8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.
9. Title being vested other than as stated in Schedule A or being defective
   (a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or
   (b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records
   (i) to be timely, or
   (ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.
10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (i) the occupancy, use, or enjoyment of the Land;
   (ii) the character, dimensions, or location of any improvement erected on the Land;
   (iii) the subdivision of land; or
   (iv) environmental protection;

   or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.

   (b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3. Defects, liens, encumbrances, adverse claims, or other matters
   (a) created, suffered, assumed, or agreed to by the Insured Claimant;
   (b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
   (c) resulting in no loss or damage to the Insured Claimant;
   (d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or
   (e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
   (a) a fraudulent conveyance or fraudulent transfer; or
   (b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

CONDITIONS

1. **DEFINITION OF TERMS**

   The following terms when used in this policy mean:

   (a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.
   (b) "Date of Policy": The date designated as "Date of Policy" in Schedule A.
   (c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.
   (d) "Insured": The Insured named in Schedule A.
   (i) The term "Insured" also includes
   (A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;
   (B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;
   (C) successors to an Insured by its conversion to another kind of Entity;
   (D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title
   (1) if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,
   (2) if the grantee wholly owns the named Insured,
   (3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e) "Insured Claimant": An Insured claiming loss or damage.

(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j) "Title": The estate or interest described in Schedule A.

(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

2. CONTINUATION OF INSURANCE

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

4. PROOF OF LOSS

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

5. DEFENSE AND PROSECUTION OF ACTIONS

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b) The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal any adverse judgment or order.

6. DUTY OF INSURED CLAIMANT TO COOPERATE

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

In case of a claim under this policy, the Company shall have the following additional options:

(a) To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

(b) To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

8. DETERMINATION AND EXTENT OF LIABILITY

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a) The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(i) the Amount of Insurance; or

(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b) If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i) the Amount of Insurance shall be increased by 10%, and

(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c) In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

9. LIMITATION OF LIABILITY

(a) If the Company establishes the Title, or removes the alleged defect, lien, or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c) The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

11. LIABILITY NONCUMULATIVE

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

12. PAYMENT OF LOSS

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT

(a) Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b) The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

14. ARBITRATION

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

(a) This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b) Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c) Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

(d) Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

16. SEVERABILITY

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

17. CHOICE OF LAW; FORUM

(a) Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b) Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

18. NOTICES, WHERE SENT

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at Investors Title Insurance Company, P.O. Drawer 2687, Chapel Hill, NC 27515-2687.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

Georgia Arbitration Endorsement

This Policy is amended to delete the Arbitration Provision contained herein.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Investors Title Insurance Company
By: W. Morris Fine, President (SEAL)

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ALTA OWNER'S POLICY - 2006

SCHEDULE A

File Number:	2019-5358F	Policy No.:	OPG1702019000024
Address Reference:	271 TIMBER WOLF TRAIL GRIFFIN, Georgia 30224		
Amount of Insurance:	$ 112,657.00	Premium:	$ 500.00

Date of Policy: November 18, 2019 at
(the earlier of either the examiner's certification date or recording date and time of the Deed vesting title in the named insured)

1. Name of Insured: LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY
2. The estate or interest in the Land that is insured by this policy is: FEE SIMPLE
3. Title is vested in: LANDA 271 TIMBERWOLF TRAIL SERIES, A SERIES OF LANDA PROPERTIES, LLC, A DELAWARE LIMITED LIABILITY COMPANY
4. The Land referred to in this policy is located in the State of Georgia, County of SPALDING and is described in the attached Schedule C.
5. The Land herein described is encumbered by the following mortgage and assignments, if any:
and the mortgages, if any, shown in Schedule B hereof.

Issued through the office of:

LAIRD AND ASSOCIATES, P.C.

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ALTA OWNER'S POLICY - 2006

SCHEDULE B

EXCEPTIONS FROM COVERAGE

File Number: 2019-5358F Policy No.: OPG1702019000024

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1. The lien of the security instrument reflected in Item 5, Schedule A, if any.
2. The dower, curtesy, homestead, community property, or other statutory marital rights, if any, of the spouse of any individual insured.
3. Taxes for the year 2020, and subsequent years, not yet due and payable.

ALL MATTERS SHOWN AND DEPICTED ON PLAT RECORDED IN CONDOMINIUM PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS.

DECLARATION OF CONVENANTS, CONDITIONS & RESTRICTIONS RECORDED IN DEED BOOK 2797, PAGE 245, SPALDING COUNTY, GEORGIA RECORDS.

RIGHT OF WAY FROM L. JACK CLARK TO DEPT. OF TRANSPORTATION DATED 12/14/89, RECORDED IN DEED BOOK 973, PAGE 291, AFORESAID RECORDS,

EASEMENT AGREEMENT FROM L. JACK CLARK TO CITY OF GRIFFIN DATED 9/27/95, RECORDED IN DEED BOOK 1324, PAGE 298, AFORESAID RECORDS. (ADDENDUM RECORDED IN DEED BOOK 1354, PAGE 68, AFORESAID RECORDS)

EASEMENT AGREEMENT FROM L. JACK CLARK TO CITY OF GRIFFIN DATED 9/27/95, RECORDED IN DEED BOOK 1324, PAGE 302, AFORESAID RECORDS (ADDENDUM RECORDED IN DEED BOOK 1354, PAGE 70, AFORESAID RECORDS)

RIGHT OF WAY FROM SAM BULES SMITH DBA LITTLE CREEK DEV. TO SOUTHERN RIVER ENERGY DATED 5/27/05, RECORDED IN DEED BOOK 5725, PAGE 84, AFORESAID RECORDS.

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.

Investors Title Insurance Company

P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687
919.968.2200 | invtitle.com

ALTA OWNER'S POLICY - 2006

SCHEDULE C

File Number: 2019-5388F

Policy Number: OPG1702019000024

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 105 OF THE 2ND DISTRICT OF SPALDING COUNTY, GEORGIA, BEING LOT 56, WOLF CREEK TOWNHOMES, AS PER PLAT RECORDED IN CONDO PLAT BOOK 1, PAGE 6, SPALDING COUNTY, GEORGIA RECORDS, TO WHICH REFERENCE IS HEREBY MADE FOR THE PURPOSE OF INCORPORATING THE SAME HEREIN.

BEING KNOWN AS 271 TIMBER WOLF TRAIL, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN SPALDING COUNTY, GEORGIA.

PARCEL ID 233D01056

This Policy consists of pages labeled as Jacket, Schedule A, Schedule B, and Schedule C. This Policy is of no force and effect unless the jacket and all schedules are included, along with any added pages incorporated herein.


J.P.J Home Inspections

Inspection Report

Yishai Cohen

Property Address:
271 Timer Wolf Trail
Griffin Georgia 30224



JPJ Home Inspections

JoVonn Jefferson
79 Kennedy Ct.
Hiram, Georgia 30141
678-469-2009

Table of Contents

Date: 10/10/2019	Time:	Report ID:
Property: 271 Timer Wolf Trail Griffin Georgia 30224	**Customer:** Yishai Cohen	**Real Estate Professional:**

Comment Key or Definitions

The following definitions of comment descriptions represent this inspection report. All comments by the inspector should be considered before purchasing this home. Any recommendations by the inspector to repair or replace suggests a second opinion or further inspection by a qualified contractor. All costs associated with further inspection fees and repair or replacement of item, component or unit should be considered before you purchase the property.

Inspected (IN) = I visually observed the item, component or unit and if no other comments were made then it appeared to be functioning as intended allowing for normal wear and tear.

Not Inspected (NI)= I did not inspect this item, component or unit and made no representations of whether or not it was functioning as intended and will state a reason for not inspecting.

Not Present (NP) = This item, component or unit is not in this home or building.

Repair or Replace (RR) = The item, component or unit is not functioning as intended, or needs further inspection by a qualified contractor. Items, components or units that can be repaired to satisfactory condition may not need replacement.

In Attendance:	Type of building:	Approximate age of building:
INSPECTOR	Townhome	Over 10 Years
Temperature:	**Weather:**	
85 degrees	Clear	

1. Roofing

The home inspector shall observe: Roof covering; Roof drainage systems; Flashings; Skylights, chimneys, and roof penetrations; and Signs of leaks or abnormal condensation on building components. The home inspector shall: Describe the type of roof covering materials; and Report the methods used to observe the roofing. The home inspector is not required to: Walk on the roofing; or Observe attached accessories including but not limited to solar systems, antennae, and lightning arrestors.

Styles & Materials

Roof Covering:	Sky Light(s):	Chimney (exterior):
3-Tab fiberglass	None	N/A

Items

1.0 ROOF COVERINGS/ROOF DECKING
Comments: Inspected

1.1 FLASHINGS
Comments: Inspected

1.2 CHIMNEYS
Comments: Inspected

1.3 GUTTERS
Comments: Inspected

Have all gutters around the home cleaned and re-secured as needed. The gutter joints should be monitored for leaks, however, none were discovered during the inspection.

The roof of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Roof coverings and skylights can appear to be leak proof during inspection and weather conditions. Our inspection makes an attempt to find a leak but sometimes cannot. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

2. Exterior

The home inspector shall observe: Wall cladding, flashings, and trim; Entryway doors and a representative number of windows; Garage door operators; Decks, balconies, stoops, steps, areaways, porches and applicable railings; Eaves, soffits, and fascias; and Vegetation, grading, drainage, driveways, patios, walkways, and retaining walls with respect to their effect on the condition of the building. The home inspector shall: Describe wall cladding materials; Operate all entryway doors and a representative number of windows; Operate garage doors manually or by using permanently installed controls for any garage door operator; Report whether or not any garage door operator will automatically reverse or stop when meeting reasonable resistance during closing; and Probe exterior wood components where deterioration is suspected. The home inspector is not required to observe: Storm windows, storm doors, screening, shutters, awnings, and similar seasonal accessories; Fences; Presence of safety glazing in doors and windows; Garage door operator remote control transmitters; Geological conditions; Soil conditions; Recreational facilities (including spas, saunas, steam baths, swimming pools, tennis courts, playground equipment, and other exercise, entertainment, or athletic facilities); Detached buildings or structures; or Presence or condition of buried fuel storage tanks. The home inspector is not required to: Move personal items, panels, furniture, equipment, plant life, soil, snow, ice or debris that obstructs access or visibility.

Styles & Materials

Siding Material:	Exterior Structure:	Driveway:
Vinyl	Covered porch Sidewalk Patio	Parking lot

Items

2.0 SIDING FLASHING AND TRIM
Comments: Inspected

2.1 DOORS (Exterior)
Comments: Inspected

2.2 WINDOWS
Comments: Inspected

2.3 DECKS, BALCONIES, STOOPS, STEPS, AREAWAYS, PORCHES, RAILINGS
Comments: Repair or Replace

Off centered post at front porch. Recommend be repaired by qualified professional.



2.3 Item 1(Picture)

2.4 VEGETATION, GRADING, DRAINAGE, DRIVEWAYS, SIDEWALKS AND RETAINING WALLS
Comments: Inspected

2.5 EAVES, SOFFITS AND FASCIAS
Comments: Inspected

The exterior of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

3. Garage

4. Structural Components

The Home Inspector shall observe structural components including foundations, floors, walls, columns or piers, ceilings and roof. The home inspector shall describe the type of Foundation, floor structure, wall structure, columns or piers, ceiling structure, roof structure. The home inspector shall: Probe structural components where deterioration is suspected; Enter under floor crawl spaces, basements, and attic spaces except when access is obstructed, when entry could damage the property, or when dangerous or adverse situations are suspected; Report the methods used to observe under floor crawl spaces and attics; and Report signs of abnormal or harmful water penetration into the building or signs of abnormal or harmful condensation on building components. The home inspector is not required to: Enter any area or perform any procedure that may damage the property or its components or be dangerous to or adversely effect the health of the home inspector or other persons.


Attic View #1


Attic View #2

Styles & Materials

Foundation:
Poured concrete

Roof Structure:
2 X 4 Rafters

Roof-Type:
Gable

Method used to observe attic:
From entry

Attic info:
Attic access
Pull Down stairs
Light in attic

Method used to observe Crawlspace:
No crawlspace

Floor Structure:
Not visible

Items

4.0 FOUNDATIONS, BASEMENTS AND CRAWLSPACES
Comments: Inspected

4.1 ROOF STRUCTURE AND ATTIC
Comments: Inspected

4.2 COLUMNS OR PIERS
Comments: Inspected

The structure of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

5. Insulation and Ventilation

The home inspector shall observe: Insulation and vapor retarders in unfinished spaces; Ventilation of attics and foundation areas; Kitchen, bathroom, and laundry venting systems; and the operation of any readily accessible attic ventilation fan, and, when temperature permits, the operation of any readily accessible thermostatic control. The home inspector shall describe: Insulation in unfinished spaces; and Absence of insulation in unfinished space at conditioned surfaces. The home inspector shall: Move insulation where readily visible evidence indicates the need to do so; and Move insulation where chimneys penetrate roofs, where plumbing drain/waste pipes penetrate floors, adjacent to earth filled stoops or porches, and at exterior doors. The home inspector is not required to report on: Concealed insulation and vapor retarders; or Venting equipment that is integral with household appliances.

Styles & Materials

Attic Insulation:
Blown

Ventilation:
Gable vents
Soffit Vents

Exhaust Fans:
Fan only

Dryer Power Source:
240 Volts

Items

5.0 INSULATION IN ATTIC/BASEMENT
Comments: Inspected

5.1 VENTILATION OF ATTIC AND FOUNDATION AREAS
Comments: Inspected

5.2 VENTING SYSTEMS (Kitchens, baths and laundry)
Comments: Inspected

The insulation and ventilation of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Venting of exhaust fans or clothes dryer cannot be fully inspected and bends or obstructions can occur without being accessible or visible (behind wall and ceiling coverings). Only insulation that is visible was inspected. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

6. Interiors

The home inspector shall observe: Walls, ceiling, and floors; Steps, stairways, balconies, and railings; Counters and a representative number of installed cabinets; and A representative number of doors and windows. The home inspector shall: Operate a representative number of windows and interior doors; and Report signs of abnormal or harmful water penetration into the building or signs of abnormal or harmful condensation on building components. The home inspector is not required to observe: Paint, wallpaper, and other finish treatments on the interior walls, ceilings, and floors; Carpeting; or Draperies, blinds, or other window treatments.


Living Room


Laundry Room


Dining Room


Owners Suite

Items

6.0 CEILINGS
Comments: Inspected

6.1 WALLS
Comments: Inspected

6.2 WINDOWS (REPRESENTATIVE NUMBER)
Comments: Inspected

6.3 DOORS (REPRESENTATIVE NUMBER)
Comments: Inspected

6.4 FLOORS

Comments: Inspected

6.5 STEPS, STAIRWAYS, BALCONIES AND RAILINGS

Comments: Inspected

6.6 COUNTERS AND A REPRESENTATIVE NUMBER OF CABINETS

Comments: Inspected

The interior of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. The inspection did not involve moving furniture and inspecting behind furniture, area rugs or areas obstructed from view. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

7. Electrical System

The home inspector shall observe: Service entrance conductors; Service equipment, grounding equipment, main over current device, and main and distribution panels; Amperage and voltage ratings of the service; Branch circuit conductors, their over current devices, and the compatibility of their ampacities and voltages; The operation of a representative number of installed ceiling fans, lighting fixtures, switches and receptacles located inside the house, garage, and on the dwelling's exterior walls; The polarity and grounding of all receptacles within six feet of interior plumbing fixtures, and all receptacles in the garage or carport, and on the exterior of inspected structures; The operation of ground fault circuit interrupters; and Smoke detectors. The home inspector shall describe: Service amperage and voltage; Service entry conductor materials; Service type as being overhead or underground; and Location of main and distribution panels. The home inspector shall report any observed aluminum branch circuit wiring. The home inspector shall report on presence or absence of smoke detectors, and operate their test function, if accessible, except when detectors are part of a central system. The home inspector is not required to: Insert any tool, probe, or testing device inside the panels; Test or operate any over current device except ground fault circuit interrupters; Dismantle any electrical device or control other than to remove the covers of the main and auxiliary distribution panels; or Observe: Low voltage systems; Security system devices, heat detectors, or carbon monoxide detectors; Telephone, security, cable TV, intercoms, or other ancillary wiring that is not a part of the primary electrical distribution system, or Built-in vacuum equipment.



Electrical Panel

Styles & Materials

Electrical Service Conductors: Below ground	**Panel capacity:** 150 AMP	**Panel Type:** Circuit breakers
Electric Panel Manufacturer: GENERAL ELECTRIC	**Branch wire 15 and 20 AMP:** Copper	**Wiring Methods:** Romex

Items

7.0 SERVICE ENTRANCE CONDUCTORS

Comments: Inspected

7.1 SERVICE AND GROUNDING EQUIPMENT, MAIN OVERCURRENT DEVICE, MAIN AND DISTRIBUTION PANELS

Comments: Inspected

7.2 ELECTRIC FIXTURES (CEILING FANS, LIGHT SWITHCES,OUTLETS..)

Comments: Inspected

7.3 BRANCH CIRCUIT CONDUCTORS, OVERCURRENT DEVICES

Comments: Inspected

7.4 SMOKE DETECTORS

Comments: Inspected

7.5 CARBON MONOXIDE DETECTORS

Comments: Inspected

The electrical system of the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Outlets were not removed and the inspection was only visual. Any outlet not accessible (behind the refrigerator for example) was not inspected or accessible. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

8. Plumbing System

The home inspector shall observe: Interior water supply and distribution system, including: piping materials, supports, and insulation; fixtures and faucets; functional flow; leaks; and cross connections; Interior drain, waste, and vent system, including: traps; drain, waste, and vent piping; piping supports and pipe insulation; leaks; and functional drainage; Hot water systems including: water heating equipment; normal operating controls; automatic safety controls; and chimneys, flues, and vents; Fuel storage and distribution systems including: interior fuel storage equipment, supply piping, venting, and supports; leaks; and Sump pumps. The home inspector shall describe: Water supply and distribution piping materials; Drain, waste, and vent piping materials; Water heating equipment; and Location of main water supply shutoff device. The home inspector shall operate all plumbing fixtures, including their faucets and all exterior faucets attached to the house, except where the flow end of the faucet is connected to an appliance. The home inspector is not required to: State the effectiveness of anti-siphon devices; Determine whether water supply and waste disposal systems are public or private; Operate automatic safety controls; Operate any valve except water closet flush valves, fixture faucets, and hose faucets; Observe: Water conditioning systems; Fire and lawn sprinkler systems; On-site water supply quantity and quality; On-site waste disposal systems; Foundation irrigation systems; Spas, except as to functional flow and functional drainage; Swimming pools; Solar water heating equipment; or Observe the system for proper sizing, design, or use of proper materials.

Styles & Materials

Plumbing Water Distribution (inside home):	**Plumbing Waste:**	**Water Heater Power Source:**
Water Heater Capacity:	**Manufacturer:**	**Water Heater Location:**

Items

8.0 PLUMBING DRAIN, WASTE AND VENT SYSTEMS

Comments: Inspected

8.1 PLUMBING WATER SUPPLY AND DISTRIBUTION SYSTEMS AND FIXTURES

Comments: Repair or Replace

Clogged sink at 2nd floor hall bathroom. Recommend be repaired by qualified professional.



8.1 Item 1(Picture)

8.2 HOT WATER SYSTEMS, CONTROLS, CHIMNEYS, FLUES AND VENTS

Comments: Inspected

Water heater was operable at the time of the inspection.

The plumbing in the home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Washing machine drain line for example cannot be checked for leaks or the ability to handle the volume during drain cycle. Older homes with galvanized supply lines or cast iron drain lines can be obstructed and barely working during an inspection but then fails under heavy use. If the water is turned off or not used for periods of time (like a vacant home waiting for closing) rust or deposits within the pipes can further clog the piping system. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

9. Heating / Central Air Conditioning

The home inspector shall observe permanently installed heating and cooling systems including: Heating equipment; Cooling Equipment that is central to home; Normal operating controls; Automatic safety controls; Chimneys, flues, and vents, where readily visible; Solid fuel heating devices; Heat distribution systems including fans, pumps, ducts and piping, with supports, insulation, air filters, registers, radiators, fan coil units, convectors; and the presence of an installed heat source in each room. The home inspector shall describe: Energy source; and Heating equipment and distribution type. The home inspector shall operate the systems using normal operating controls. The home inspector shall open readily openable access panels provided by the manufacturer or installer for routine homeowner maintenance. The home inspector is not required to: Operate heating systems when weather conditions or other circumstances may cause equipment damage; Operate automatic safety controls; Ignite or extinguish solid fuel fires; or Observe: The interior of flues; Fireplace insert flue connections; Humidifiers; Electronic air filters; or The uniformity or adequacy of heat supply to the various rooms.


A/C Unit


Furnace Unit

Styles & Materials

Number of Heat Systems (excluding wood): One	**Energy Source:** Electric	**Ductwork:** Insulated
Filter Size: 16x20x1	**Filter Type:** Disposable	**Cooling Equipment Type:** Air conditioner unit
Central Air Manufacturer: WEATHER KING	**Number of AC Only Units:** One	

Items

9.0 HEATING EQUIPMENT

Comments: Inspected

The heating system was operable at the time of the inspection.

9.1 NORMAL OPERATING CONTROLS

Comments: Inspected

9.2 DISTRIBUTION SYSTEMS (including fans, pumps, insulation, air filters, registers)

Comments: Inspected

Replace all air filters in the home upon closing.

9.3 COOLING AND AIR HANDLER EQUIPMENT

Comments: Inspected

The air conditioning system was functioning properly at the time of the inspection.

The heating and cooling system of this home was inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. The inspection is not meant to be technically exhaustive. The inspection does not involve removal and inspection behind service door or dismantling that would otherwise reveal something only a licensed heat contractor would discover. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

10. Built-In Kitchen Appliances

The home inspector shall observe and operate the basic functions of the following kitchen appliances: Permanently installed dishwasher, through its normal cycle; Range, cook top, and permanently installed oven; Trash compactor; Garbage disposal; Ventilation equipment or range hood; and Permanently installed microwave oven. The home inspector is not required to observe: Clocks, timers, self-cleaning oven function, or thermostats for calibration or automatic operation; Non built-in appliances; or Refrigeration units. The home inspector is not required to operate: Appliances in use; or Any appliance that is shut down or otherwise inoperable.



Kitchen

Items

10.0 DISHWASHER
Comments: Inspected

10.1 RANGES/OVENS/COOKTOPS
Comments: Inspected

10.2 RANGE HOOD
Comments: Inspected

10.3 MICROWAVE COOKING EQUIPMENT
Comments: Inspected

10.4 GARBAGE DISPOSAL
Comments: Inspected

10.5 REFRIGERATOR
Comments: Inspected

The built-in appliances of the home were inspected and reported on with the above information. While the inspector makes every effort to find all areas of concern, some areas can go unnoticed. Please be aware that the inspector has your best interest in mind. Any repair items mentioned in this report should be considered before purchase. It is recommended that qualified contractors be used in your further inspection or repair issues as it relates to the comments in this inspection report.

General Summary

JPJ Home Inspections

79 Kennedy Ct.
Hiram, Georgia 30141
678-469-2009

Customer
Yishai Cohen

Address
271 Timer Wolf Trail
Griffin Georgia 30224

The following items or discoveries indicate that these systems or components **do not function as intended** or **adversely affects the habitability of the dwelling;** or **warrants further investigation by a specialist**, or **requires subsequent observation.** This summary shall not contain recommendations for routine upkeep of a system or component to keep it in proper functioning condition or recommendations to upgrade or enhance the function or efficiency of the home. This Summary is not the entire report. The complete report may include additional information of concern to the customer. It is recommended that the customer read the complete report.

2. Exterior

2.3 DECKS, BALCONIES, STOOPS, STEPS, AREAWAYS, PORCHES, RAILINGS

Repair or Replace

Off centered post at front porch. Recommend be repaired by qualified professional.



2.3 Item 1(Picture)

8. Plumbing System

8.1 PLUMBING WATER SUPPLY AND DISTRIBUTION SYSTEMS AND FIXTURES

Repair or Replace

Clogged sink at 2nd floor hall bathroom. Recommend be repaired by qualified professional.



8.1 Item 1(Picture)

INVOICE

JPJ Home Inspections
79 Kennedy Ct.
Hiram, Georgia 30141
678-469-2009
Inspected By: JoVonn Jefferson

Inspection Date: 10/10/2019
Report ID:

Customer Info:	Inspection Property:
Yishai Cohen **Customer's Real Estate Professional:**	271 Timer Wolf Trail Griffin Georgia 30224

Inspection Fee:

Service	Price	Amount	Sub-Total
New Service	200.00	1	200.00

Tax $0.00
Total Price $200.00

Payment Method: Credit Card
Payment Status: Invoice Sent
Note: